Other Current and Noncurrent Assets (Tables)	12 Months Ended
Dec. 31, 2024
Other Current and Noncurrent Assets [Abstract]
Schedule of Other Non-current Assets

Other current assets consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB	US$
Value-added tax recoverable	8,887	8,061	1,104
Loans to third parties (i)	18,827	21,305	2,919
Refund receivable from supplier	2,746	-	-
Prepayment (ii)	42,599	-	-
Deposit in Escrow account (iii)	21,300	-	-
Deposits	1,828	4,590	628
Staff advances	422	708	97
Others	692	705	97
Less: Allowance for expected credit losses	(2,488)	(6,337)	(868)
	94,813	29,032	3,977

(i)

In January 2023, LY New Energy, Youpin, Youxu Zibo and HN Youxu, respectively, entered into an one-year loan agreement signed annually with Shanghai Huazhen Construction Engineering Co., Ltd (“SH Huazhen”), pursuant to which LY New Energy, Youpin, Youxu Zibo and HN Youxu were entitled to borrow a total loan amount of RMB12,560 (US$1,769) with free interest rate for working capital needs of SH Huazhen. As of December 31, 2024, the balance of loans to SH Huazhen is RMB12,774 (US$1,750). SH Huazhen has provided assurances regarding the repayment schedule of the relevant borrowings, committing to fully settle all outstanding liabilities within one year. As of April 30, 2025, Huazhen has repaid RMB 1,000.

In December 2023, Youguan Financial Leasing entered into a one-year loan agreement with Cao Yue, Gong Hua and He Guangquan for revolving loan quota, each quota of RMB2.4 million, pursuant to which Youguan Financial Leasing were entitled to borrow a total loan amount of RMB3,000 with free interest rate. As of this period, the loan balance is RMB992 (US$136).

In May 2023, U Power Limited entered into a one-year loan agreement with BITTO LTD, pursuant to which U Power Limited were entitled to borrow a total loan amount of US$460 with free interest rate for working capital needs of BITTO LTD. Due to the deterioration of the Company’s operating conditions, management has concluded that BITTO LTD no longer possesses the capacity to repay the borrowings. Accordingly, a full impairment loss has been recognized against these borrowings in the current period. Consequently, the balance of loans to BITTO LTD is nil, as of December 31, 2024.

(ii)	On April 18, 2023, the Company entered into a consulting agreement with Richness Fortune Credit (HK) and prepaid for the service and the consideration for the purchase of the target company in the total amount of Six Million Dollars (US$6,000), of which the intermediary fee is US$0.5 million, and the target company is valued at US$5.5 million. In 2024, Richness Fortune Credit (HK) recommended multiple potential investment targets to the Group. However, as these targets failed to meet management’s investment expectations, the Group entered into a supplemental agreement with Richness Fortune Credit (HK) to extend the collaboration period until December 31, 2028. The agreement stipulates the payment of a capital occupancy fee at an agreed-upon rate for the extended period.
(iii)	On December 4, 2023, the Company entered into an Escrow Agreement with an escrow agent named Ortoli Rosenstadt LLP, pursuant to which upon the closing of the Offering, the Company has agreed to deposit an aggregate amount of Three Million Dollars (US$3,000) from the proceeds of the Offering to be received by the Company with the Escrow Agent in an escrow account, to be held and disbursed by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement. The funds deposited in the Escrow Account, as such amount may be released or returned pursuant to the agreement terms. In 2024, according to the investment agreement, the investor withdrew the funds from the custody account.

Schedule of Expected Credit Losses

An analysis of the expected credit losses was as follows:

	As of December 31,
	2023	2024
	RMB	RMB	US$
Balance at beginning of the year	(1,435)	(2,488)	(343)
Additional allowance charged to expense	(1,053)	(3,849)	(525)
Balance at the end of the year	(2,488)	(6,337)	(868)

Schedule of Other Non-current Assets

Other non-current assets consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB	US$
Loans to third parties (iv)	36,029	81,552	11,173
Long-term deferred expenses(v)	-	181	25
	36,029	81,733	11,198

(iv)	On March 31, 2023, the Company entered into a five-year loan agreement with Worthy Credit Limited (“Worthy Credit”), pursuant to which the Company provides a loan of $5,000 to Worthy Credit bearing an interest rate of 2% per annual. Worthy Credit shall provide loan services to the Company’s customers who purchase the Company’s products sold in HK. As a result, the Company shall expect to promote its sourcing services, product sales as well as battery-swapping services in HK area. Consequently, the loan is not yet to be granted to any customers due to the fact that the Company’s vehicle product is still at certification stage and there is no contract entered into yet with any dealers or purchasers of battery swapping stations. However, the Group’s first batch of battery swap station equipment has been successfully delivered to Hong Kong, with substantive cooperation established with local enterprises regarding equipment installation and operational management. Consequently, the Group anticipates that the project’s progress will align with initial expectations, and the collaborative business with Worthy Credit is expected to proceed.

In April 2023, the Group entered into a cooperation agreement with Richness Fortune Credit (HK) Company Limited (“Richness”), whereby the Group agreed to provide a $6,000 loan to facilitate Richness’ identification of potential investment targets. However, due to persistent weakness in the primary investment market, the investment opportunities presented by Richness failed to meet management’s expectations, resulting in the funds remaining unutilized. Subsequently, in 2024, the Group and Richness executed an amendment agreement that:

Extends the cooperation term through December 2028; Implements an annual interest charge of $600,000, commencing in 2025.

(v)	On September 11, 2024, Youxu Zibo entered into a design service contract with Shanghai Kunying Technology Co., Ltd. for battery swap station projects. Under the agreement, design service costs are recognized in accordance with the construction progress of the respective battery swap stations. Costs related to uncompleted stations that have not passed final inspection are capitalized as long-term deferred expenses. As of December 31, 2024, the Company had RMB 181,000 in unamortized design fees capitalized under long-term deferred expenses.